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                                                                   EXHIBIT 10.33

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") dated effective as of February 1, 2003, is between MOUNTAIN COMPRESSED AIR, INC., a Texas corporation (hereinafter referred to as "BORROWER") and WELLS FARGO ENERGY CAPITAL, INC. ("LENDER").

                                    RECITALS:

         A. Lender and Borrower entered into that certain Credit Agreement dated as of February 6, 2001, as amended by that certain First Amendment to Credit Agreement dated February 1, 2002 (as amended, the "AGREEMENT) in conjunction with that certain senior secured credit facility from Wells Fargo Bank Texas, National Association ("WFB"), dated February 6, 2001, as same has been amended from time to time (the "SENIOR CREDIT FACILITY") and Master Lease and Supplement No. 69749-1000 (the "EQUIPMENT LEASE") between Borrower and Wells Fargo Equipment Finance, Inc. ("WFB FINANCE").

         B. Borrower and WFB have agreed to enter into that certain Sixth Amendment to Credit Agreement (the "SIXTH AMENDMENT TO SENIOR CREDIT Facility") and Borrower and WFB Finance have entered into that certain Forbearance Agreement dated January 17, 2003 (the "WFB FINANCE FORBEARANCE AGREEMENT").

         C. Certain Events of Default under the Agreement have occurred including: (i) Borrower's failure to comply with the financial covenants set forth under Section 4.09 of the Agreement, (ii) Borrower's failure to pay accrued interest since July 3, 2002, and (iii) Borrower's default under the Senior Credit Facility as more particularly described under the Sixth Amendment to Senior Credit Facility and under the Equipment Lease as more particularly described under the WFB Finance Forbearance Agreement (the "DESIGNATED DEFAULTS").

         D. The amount of past due interest under the Term Loan through December 31, 2002, is $122,666.67 ("PAST DUE INTEREST AMOUNT").

         E. Borrower has requested that Lender, among other things, forebear exercising any remedies with respect to the Designated Defaults, receipt of payment of the Past Due Interest Amount until June 30, 2003, and agree to rearrange current interest payments under the Term Loan. Lender has agreed to do so, subject to the terms and conditions contained herein.

         F. Borrower and Lender now desire to enter into this Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms which are defined or referred to in the Agreement shall remain unchanged except as otherwise specifically provided in this Amendment. It is hereby confirmed that the term "AGREEMENT" includes the Agreement as amended by this Amendment.

                                    ARTICLE 2

                           AMENDMENTS AND FORBEARANCE

         Section 2.1 AMENDMENT TO SECTION 1.1(b). Effective as of the date hereof, Section 1.1(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b) REPAYMENT. Principal and interest on the Term Loan shall be repaid in accordance with the provisions of the Term Note with a final maturity date of June 30, 2003 (the "MATURITY DATE"), PROVIDED THAT, the Past Due Interest Amount (as hereinafter defined) shall be due and payable on June 30, 2003 and, notwithstanding anything contained in the Term Note to the contrary, all interest accruing from January 1, 2003, through June 30, 2003 shall be payable as follows:

                           (i) one half of such accrued interest shall be due
                  and payable on a current basis on the last day of each month as it accrues, provided that the interest accruing for the month of January, 2003 shall be due and payable on or before February 10, 2003, and

                           (ii) the balance shall be due and payable at the
                  Maturity Date.

                  As used herein, the "Past Due Interest Amount means the amount of past due interest due under the Term Loan, which amount is equal to $122,666.67."


         Section 2.2 FORBEARANCE. From the effective date hereof until the earlier of (i) the Maturity Date or (ii) an Event of Default under this Amendment or under the Agreement other than the "Designated Defaults" (the "FORBEARANCE PERIOD"), Lender will forbear from exercising any remedies against Borrower with respect to the Designated Defaults.

         Section 2.3 NO WAIVER OF RIGHTS. Acceptance by Lender of any payments or property hereunder or forbearance by Lender pursuant to the terms of this Amendment shall not be construed to be a waiver of any default or a waiver of any rights of Lender against Borrower in accordance with the Agreement, or any other Loan Documents. Borrower acknowledges and agrees that Lender shall retain

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all remedies and rights of default and shall be permitted to exercise and enforce such rights and remedies upon the termination of the Forbearance Period. Borrower further agrees that any remedy available to Lender upon termination of the Forbearance Period shall not be affected by reason of the forbearance provided for herein and Borrower shall not assert as a defense thereto the passage of time, course of dealing, estoppel, laches or any statute of limitations.

         2.4 LIMITED SCOPE OF AGREEMENT. Except as otherwise expressly set forth herein, all obligations of Borrower under the Agreement shall remain in full force and effect as written and shall be enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally. Borrower acknowledges and agrees that, except as specifically set forth in SECTION 2.2, Lender has not made any agreement to forbear from exercising or enforcing any rights or remedies it may have as a result of any other failure by Borrower to comply fully with the Agreement or the terms of this Amendment.

         2.5 COMPLIANCE WITH EXISTING LOAN DOCUMENTS; ADDITIONAL COVENANTS. Unless expressly modified or amended herein, Borrower shall comply with, and shall continue to be bound by, each of the terms and provisions contained in the Agreement. In addition, Borrower shall comply with, and shall be bound by, each of the terms and provisions contained herein.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Amendment Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment, except for such changes in the facts represented and warranted or amended by this Amendment.

         Section 3.2 ACKNOWLEDGMENT OF INDEBTEDNESS. Borrower acknowledges that it is indebted to Lender under the Term Note, that the amount of unpaid interest under the Term Note through December 31, 2002, is $122,666.67, and the Indebtedness is due and owing by Borrower pursuant to the terms of the Agreement as amended by this Amendment without offset, defense or counterclaim.


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         Section 3.3 COMPLIANCE WITH OBLIGATIONS. Except for the Designated
Defaults, Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by Borrower prior to or at the time of delivery of this Amendment.

         Section 3.4 DEFAULTS. Except for the Designated Defaults, there exists, and after giving effect to this Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which Borrower is a party.

         Section 3.5 NO AMENDMENTS. Nothing in Article 3 of this Amendment is intended to amend any of the representations or warranties of the Agreement.

                                    ARTICLE 4

                                   CONDITIONS

         Lender has relied upon the representations and warranties contained in this Amendment in agreeing to the amendments to the Agreement set forth herein and the amendments to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of Borrower made or referred to herein, to the performance by Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this Amendment and to the following further conditions:

         Section 4.1 RESTRUCTURE DOCUMENTS. Borrower shall have entered into the Sixth Amendment to Senior Credit Facility and the WFB Finance Forbearance Agreement shall be in full force and effect. Lender, WFB and WFB Finance shall have entered into an amendment to the Subordination and Intercreditor Agreement consenting to the revised payment terms under the Term Note as provided under this Amendment in form acceptable to Lender.

         Section 4.2 OFFICER'S CERTIFICATE. Lender shall have received a certificate of the officers of Borrower setting forth (i) resolutions of its board of directors in form and substance satisfactory Lender authorizing Borrower to execute this Amendment and such other documents to which it is a party, and (ii) specimen signatures of the officers so authorized.

         Section 4.3 ADDITIONAL DOCUMENTATION. Borrower shall deliver to Lender such additional approvals, opinions or documents as Lender may reasonably require.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this Amendment (including, without limitation, the Term Note), whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Amendment.

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         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment.

         Section 5.3 EFFECTIVE DATE. Except as otherwise expressly provided herein, the effective date of all provisions of this Amendment shall be the date of execution indicated below.

         Section 5.4 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.5 COUNTERPARTS. This Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 5.6 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the 1st day of February, 2003.


                                              LENDER:

                                              WELLS FARGO ENERGY CAPITAL, INC.,


                                              By:   /S/ CLAYTON R. TAYLOR
                                                    Clayton R. Taylor
                                                    Vice President


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




                                      BORROWER:

                                      MOUNTAIN COMPRESSED AIR, INC.


                                      By:   /S/ MUNAWAR H. HIDAYATALLAH
                                            ------------------------------------
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer


OilQuip Rentals, Inc. hereby consents and agrees to this Amendment and agrees to comply with and be bound by all the terms hereof.

                                      OilQuip Rentals, Inc.,
                                      a Delaware corporation


                                      By:   /S/ MUNAWAR H. HIDAYATALLAH
                                            ------------------------------------
                                            Munawar H. Hidayatallah
                                           Chairman and Chief Executive Officer


Allis-Chalmers hereby consents and agrees to this Amendment and agrees to comply with and be bound by all the terms hereof.


                                      GUARANTOR:
                                      Allis-Chalmers Company,
                                      a Delaware corporation


                                      By:   /S/ MUNAWAR H. HIDAYATALLAH
                                            ------------------------------------
                                            Munawar H. Hidayatallah
                                           Chairman and Chief Executive Officer


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